UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2011 (August 26, 2011)

CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices and zip code)

(818) 734-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Capstone Turbine Corporation (the “Company”) was held on August 26, 2011.  The stockholders voted as follows on the matters described below:

1)	The individuals listed below were elected as directors of the Company based upon the following votes, to serve until the next annual meeting or until their successors are elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-votes

Gary D. Simon	69,914,428	1,706,243	144,105,376
Richard K. Atkinson	69,907,689	1,712,982	144,105,376
John V. Jaggers	69,680,182	1,940,489	144,105,376
Darren R. Jamison	69,727,194	1,893,477	144,105,376
Noam Lotan	69,846,178	1,774,493	144,105,376
Gary J. Mayo	69,619,819	2,000,852	144,105,376
Eliot G. Protsch	69,817,813	1,802,858	144,105,376
Holly A. Van Deursen	69,822,132	1,798,539	144,105,376
Darrell J. Wilk	69,725,033	1,895,638	144,105,376

2)
The Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended, was approved based upon the following votes:  A total of 60,206,091 shares were voted for and 10,213,610 shares were voted against this proposal. The holders of 1,200,970 shares abstained from voting, and there were 144,105,376 broker non-votes.

3)
The compensation of the Company’s named executive officers was approved on an advisory basis based upon the following votes:  A total of 64,491,220 shares were voted for and 4,024,866 shares were voted against this proposal. The holders of 3,104,585 shares abstained from voting, and there were 144,105,376 broker non-votes.

4)
The advisory vote on the frequency of the vote on the compensation of the Company’s named executive officers received the following votes:  A total of 64,176,926 shares were voted for every year, 1,874,226 shares were voted for every two years and 2,895,763 shares were voted for every three years. The holders of 2,673,756 shares abstained from voting, and there were 144,105,376 broker non-votes.  The Company has considered the stockholder vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers and determined that it will hold an advisory vote on compensation of the Company’s named executive officers every year until the next vote on frequency, which will be no later than the Company’s annual meeting of stockholders in 2017.

5)
The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 was ratified based upon the following votes:  A total of 211,511,164 shares were voted for and 2,499,934 shares were voted against this proposal. The holders of 1,714,949 shares abstained from voting.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION
Date: September 1, 2011	By:	/s/ Edward I. Reich
Edward I. Reich Executive Vice President and Chief Financial Officer